UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2022

POLISHED.COM INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39418	83-3713938
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1870 Bath Avenue, Brooklyn, NY	11214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 299-9470

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	POL	NYSE American LLC
Warrants to Purchase Common Stock	POL WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On August 15, 2022, Polished.com Inc. (the “Company”) issued a press release announcing the filing of a Notification of Late Filing on Form 12b-25 with the U.S. Securities and Exchange Commission furnished as part of this Current Report on Form 8-K. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

As described in Item 7.01 of this Current Report on Form 8-K, the following Exhibit is furnished as part of this Current Report on Form 8-K.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 15, 2022, issued by Polished.com Inc., announcing the filing of a Notification of Late Filing on Form 12b-25.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLISHED.COM INC.

Dated: August 15, 2022	By:	/s/ Albert Fouerti
		Name:	Albert Fouerti
		Title:	Chief Executive Officer

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